SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549

                            FORM 8-K

      CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

                 DATE OF REPORT: June 14, 2000
        (Date of earliest event reported)  June 9, 2000


                DOBSON COMMUNICATIONS CORPORATION
     (Exact name of registrant as specified in its charter)


       OKLAHOMA                      333-23769                73-1110531
 (State or other jurisdiction       (Commission             (IRS Employer
    of incorporation)               File Number)         Identification No.)


            13439 North Broadway Extension, Suite 200
                    Oklahoma City, Oklahoma              73114
            (Address of principal executive offices)   (Zip Code)


                              (405) 529-8500
           (Registrant's telephone number, including area code)

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                 INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  OTHER EVENTS

On June 9, 2000, Dobson Communications Corporation (the "Company") announced that it intended to raise up to $250 million through the issuance and sale of senior notes.

On June 14, 2000, the Company announced that it had entered into a definitive agreement to purchase cellular licenses and related assets for Oklahoma 6 Rural Service Area with a transaction value of approximately $72 million.

(c)  Exhibits

     The following exhibit is filed as a part of this report:

Exhibit No.           Description               Method of Filing
-----------           -----------               ----------------
99.1          Press Release of the Company,           (1)
              dated June 9, 2000

99.2          Press Release of the Company,
              dated June 14, 2000                     (1)

(1)  Filed herewith.

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                            SIGNATURE

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 14, 2000              Dobson Communications Corporation
                                          (Registrant)

                                  By   RONALD L. RIPLEY
                                       Ronald L. Ripley,
                                       Senior Corporate Counsel and
                                       Vice President

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                          EXHIBIT INDEX

Exhibit No.    Description                     Method of Filing
-----------    -----------                     ----------------
99.1    Press Release of the Company, dated    Filed herewith electronically
        June 9, 2000

99.2    Press Release of the Company, dated    Filed herewith electronically
        June 14, 2000